                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the  inclusion in this  registration  statement on Form S-1 of our report  dated  January 30, 2004,  on our audit of the balance  sheet of Catskill
Litigation  Trust.  We also  consent  to the  references  to our firm  under the captions "Experts" and "Selected Financial Data."

                                                  /s/ Marcum & Kliegman LLP

New York, New York
February 5, 2004